SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 23, 1997




                               Commission File No.
                                     1-10361



                       TANKNOLOGY-NDE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)




              Delaware                                          95-3634420
   (State or other jurisdiction of                            (IRS Employer
    incorporation or organization)                          Identification No.)

 8900 Shoal Creek Boulevard, Suite 200
            Austin, Texas                                         78757
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:    (512) 451-6334




                                                                          Page 1
                                                       Index to Exhibits appears
                                                                       on page 5

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                       TANKNOLOGY-NDE INTERNATIONAL, INC.



                                      INDEX


                                                                        Page (s)
Item 5.           Other Events .......................................        3
SIGNATURES        ....................................................        4


                                        2

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                       TANKNOLOGY-NDE INTERNATIONAL, INC.


ITEM 5.   OTHER EVENTS

     On January 6, 1998, Tanknology-NDE International, Inc. announced a strategic alliance with Veeder-Root Company. The strategic alliance includes a Commercial Agreement and an $8 million investment through Veeder-Root's parent company, Danaher Corporation.

     Tanknology-NDE  provides  environmental  compliance  testing and  services, installation of compliance equipment, and consulting services to owners and operators of aboveground and underground storage tanks ("USTs"). Tanknology-NDE operates the only nationwide fleet of UST field service and testing vehicles and provides a complete line of administrative services, compliance management services, and construction management services to facilitate customers' compliance with federal, state, and local regulations governing USTs.



ITEM 7.   EXHIBITS

          (a)  Exhibits

               Press Release dated January 6, 1998, announcing a strategic alliance with Veeder-Root.



                                        3

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                       TANKNOLOGY-NDE INTERNATIONAL, INC.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.





                                     TANKNOLOGY-NDE INTERNATIONAL, INC.

Date:     January 12, 1998      By:         /s/ DAVID G. OSOWSKI
        ---------------------        ----------------------------------
                                     David G. Osowski
                                     Vice President and Chief Financial Officer





                                        4

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                       TANKNOLOGY-NDE INTERNATIONAL, INC.


                                INDEX TO EXHIBITS


                                                                    Sequentially
Exhibit                                                            Numbered
Number                            Exhibit                            Page
--------       -----------------------------------------         ------------
 99            Press Release dated January 6, 1998                   6, 7


                                        5

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